Exhibit 99.1

SOUTHWEST GAS HOLDINGS, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On April 22, 2024, Centuri Holdings, Inc. (“Centuri”), completed its initial public offering (the “Centuri IPO”), prior to which Centuri was a wholly owned subsidiary of the Southwest Gas Holdings, Inc. (“Southwest Gas Holdings” or the “Company”). Immediately upon the completion of the Centuri IPO, the Company continued to own approximately 81% of the outstanding shares of common stock of Centuri, par value $0.01 per share (“Centuri Common Stock”), and the Company disclosed its intent to dispose of its ownership in Centuri in one or more disposition transactions. Since the Centuri IPO and through August 11, 2025 (the “Closing Date”), the Company sold portions of its interests in Centuri through secondary public offerings and concurrent private placements and, on the Closing Date, the Company completed the sale of an aggregate of 18,823,500 shares of its holdings of Centuri Common Stock in a secondary public offering (the “Offering”) and concurrent private placement (the “Private Placement” and collectively with the Offering, the “Transactions”). As a result of the Transactions, the Company owns 27,362,210 shares of Centuri Common Stock, or approximately 30.9% of the total outstanding shares of Centuri Common Stock and, therefore, no longer has a controlling financial interest in Centuri.

The following unaudited pro forma condensed consolidated financial statements reflect the determination by the Company to deconsolidate Centuri’s financial statements and results of operations from its consolidated financial statements as a result of the disposition of the Company’s controlling financial interest in Centuri effective as of the Closing Date (the “Deconsolidation”) and the receipt of the net proceeds from the Transactions. The unaudited pro forma condensed consolidated balance sheet as of June 30, 2025 is presented as if the Transactions and the Deconsolidation occurred on June 30, 2025. The unaudited pro forma condensed consolidated statements of income for the six months ended June 30, 2025 and for the years ended December 31, 2024, 2023 and 2022 are presented as if the Deconsolidation had occurred on January 1, 2022 and exclude results from discontinued operations.

The unaudited pro forma condensed consolidated financial statements were prepared in accordance with Article 11 of Regulation S-X. The unaudited pro forma condensed consolidated financial statements are based on information currently available including certain assumptions and estimates that management believes are reasonable. They are intended for informational purposes only, and do not purport to represent what the Company’s financial position and results of operations would have been had the Transactions and the Deconsolidation occurred on the dates indicated, or to project the Company’s financial position or results of operations for any future date or period.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements and accompanying notes included in the unaudited condensed consolidated financial statements of Southwest Gas Holdings as of and for the six months ended June 30, 2025, contained in the Form 10-Q filed on August 6, 2025, and the audited consolidated financial statements of Southwest Gas Holdings as of December 31, 2024 and for the three years then ended, contained in the Form 10-K filed on February 26, 2025.

SOUTHWEST GAS HOLDINGS, INC.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

As of June 30, 2025

(in millions)

	Historical Southwest Gas Holdings, Inc.	Pro Forma Adjustments (Note 2)			Pro Forma Southwest Gas Holdings, Inc.
		Historical Centuri	Adjustments	Transactions
ASSETS
Utility plant:
Gas plant	$11,132.2	$—	$—	$—	$11,132.2
Less: accumulated depreciation	(2,984.1)	—	—	—	(2,984.1)
Construction work in progress	201.2	—	—	—	201.2

Net utility plant	8,349.3	—	—	—	8,349.3
Investment in Centuri	—	—	509.4	24.2	533.6
Other property and investments	1,169.4	(999.8)	—	—	169.6
Current assets:
Cash and cash equivalents	355.6	(28.3)	—	353.9	681.2
Accounts receivable, net of allowances	705.3	(570.6)	—	—	134.7
Accrued utility revenue	50.5	—	—	—	50.5
Income taxes receivable, net	6.2	(6.2)	—	—	—
Materials, supplies and gas inventories	90.8	—	—	—	90.8
Prepaids and other current assets	216.5	(50.0)	—	—	166.5

Total current assets	1,424.9	(655.1)	—	353.9	1,123.7
Noncurrent assets:
Goodwill	786.5	(775.3)	—	—	11.2
Deferred charges and other assets	483.8	(83.1)	—	—	400.7

Total noncurrent assets	1,270.3	(858.4)	—	—	411.9

Total assets	$12,213.9	$(2,513.3)	$509.4	$378.1	$10,588.1

CAPITALIZATION AND LIABILITIES
Capitalization:
Common stock	$73.6	$—	$—	$—	$73.6
Additional paid-in capital	2,872.7	(585.1)	506.8	—	2,794.4
Accumulated other comprehensive loss, net	(41.4)	3.5	—	—	(37.9)
Retained earnings (accumulated deficit)	769.7	72.2	—	287.4	1,129.3

Total equity attributable to Southwest Gas Holdings, Inc. stockholders	3,674.6	(509.4)	506.8	287.4	3,959.4

Noncontrolling interests	441.1	(441.1)	—	—	—

Total equity	4,115.7	(950.5)	506.8	287.4	3,959.4
Redeemable noncontrolling interest	7.7	(7.7)	—	—	—
Long-term debt, less current maturities	4,396.9	(890.6)	—	—	3,959.4

Total capitalization	8,520.3	(1,848.8)	506.8	287.4	7,465.7
Current liabilities:
Current maturities of long-term debt	28.1	(28.1)	—	—	—
Notes payable	260.0	—	—	—	260.0
Accounts payable	254.6	(140.9)	—	—	113.7
Customer deposits	67.1	—	—	—	67.1
Income taxes payable, net	3.9	—	—	10.8	14.7
Accrued general taxes	50.7	—	—	—	50.7
Accrued interest	40.2	(4.9)	—	—	35.3
Deferred purchased gas costs	349.0	—	—	—	349.0
Other current liabilities	360.9	(205.6)	—	—	155.3

Total current liabilities	1,414.5	(379.5)	—	10.8	1,045.8
Deferred income taxes and other credits:
Deferred income taxes and investment tax credits, net	927.5	(113.7)	2.6	79.9	896.3
Accumulated removal costs	486.0	—	—	—	486.0
Other deferred credits	865.6	(171.3)	—	—	694.3

Total deferred income taxes and other	2,279.1	(285.0)	2.6	79.9	2,076.6

Total capitalization and liabilities	$12,213.9	$(2,513.3)	$509.4	$378.1	$10,588.1

See accompanying notes to the unaudited pro forma condensed consolidated financial statements

SOUTHWEST GAS HOLDINGS, INC.

Unaudited Pro Forma Condensed Consolidated Statement of Income

For the six months ended June 30, 2025

(in millions, except per share amounts)

	Historical Southwest Gas Holdings, Inc.	Pro Forma Adjustments (Note 2)		Pro Forma Southwest Gas Holdings, Inc.
		Historical Centuri	Adjustments
Operating revenues:
Regulated operations revenues	$1,142.7	$—	$—	$1,142.7
Utility infrastructure services revenues	1,274.1	(1,274.1)	—	—

Total operating revenues	2,416.8	(1,274.1)	—	1,142.7
Operating expenses:
Net cost of gas sold	386.7	—	—	386.7
Operations and maintenance	269.9	—	(1.8)	268.1
Depreciation and amortization	231.1	(68.4)	—	162.7
Taxes other than income taxes	46.9	—	—	46.9
Utility infrastructure services expenses	1,186.2	(1,186.2)	—	—

Total operating expenses	2,120.8	(1,254.6)	(1.8)	864.4

Operating income	296.0	(19.5)	1.8	278.3
Other income and (expenses):
Net interest deductions	(143.9)	36.1	—	(107.8)
Other income (deductions), net	27.1	0.1	—	27.2

Total other income and (expenses)	(116.8)	36.2	—	(80.6)

Income (loss) before income taxes	179.2	16.7	1.8	197.7
Income tax expense (benefit)	80.2	0.5	(45.0)	35.7

Net income from continuing operations	99.0	16.2	46.8	162.0
Net income attributable to noncontrolling interest	(2.1)	2.1	—	—

Net income from continuing operations attributable to Southwest Gas Holdings, Inc.	$101.1	$14.1	$46.8	$162.0

Earnings from continuing operations per share attributable to Southwest Gas Holdings, Inc.:
Basic	$1.40			$2.25

Diluted	$1.40			$2.24

Weighted average shares:
Basic	72.1			72.1
Diluted	72.2			72.2

See accompanying notes to the unaudited pro forma condensed consolidated financial statements

SOUTHWEST GAS HOLDINGS, INC.

Unaudited Pro Forma Condensed Consolidated Statement of Income

For the year ended December 31, 2024

(in millions, except per share amounts)

	Historical Southwest Gas Holdings, Inc.	Pro Forma Adjustments (Note 2)		Pro Forma Southwest Gas Holdings, Inc.
		Historical Centuri	Adjustments
Operating revenues:
Regulated operations revenues	$2,475.2	$—	$—	$2,475.2
Utility infrastructure services revenues	2,637.2	(2,637.2)	—	—

Total operating revenues	5,112.4	(2,637.2)	—	2,475.2
Operating expenses:
Net cost of gas sold	1,150.0	—	—	1,150.0
Operations and maintenance	536.2	—	(7.8)	528.4
Depreciation and amortization	438.4	(135.3)	—	303.1
Taxes other than income taxes	89.0	—	—	89.0
Utility infrastructure services expenses	2,415.1	(2,415.1)	—	—

Total operating expenses	4,628.7	(2,550.4)	(7.8)	2,070.5

Operating income	483.7	(86.8)	7.8	404.7
Other income and (expenses):
Net interest deductions	(297.0)	90.5	—	(206.5)
Other income (deductions), net	54.6	(0.4)	—	54.2

Total other income and (expenses)	(242.4)	90.1	—	(152.3)

Income before income taxes	241.3	3.3	7.8	252.4
Income tax expense	36.5	(3.7)	1.9	34.7

Net income from continuing operations	204.8	7.0	5.9	217.7
Net income attributable to noncontrolling interest	6.0	(6.0)	—	—

Net income from continuing operations attributable to Southwest Gas Holdings, Inc.	$198.8	$13.0	$5.9	$217.7

Earnings from continuing operations per share attributable to Southwest Gas Holdings, Inc.:
Basic	$2.77			$3.03

Diluted	$2.76			$3.02

Weighted average shares:
Basic	71.8			71.8
Diluted	72.0			72.0

See accompanying notes to the unaudited pro forma condensed consolidated financial statements

SOUTHWEST GAS HOLDINGS, INC.

Unaudited Pro Forma Condensed Consolidated Statement of Income

For the year ended December 31, 2023

(in millions, except per share amounts)

	Historical Southwest Gas Holdings, Inc.	Pro Forma Adjustments (Note 2)		Pro Forma Southwest Gas Holdings, Inc.
		Historical Centuri	Adjustments
Operating revenues:
Regulated operations revenues	$2,534.7	$—	$—	$2,534.7
Utility infrastructure services revenues	2,899.3	(2,899.3)	—	—

Total operating revenues	5,434.0	(2,899.3)	—	2,534.7
Operating expenses:
Net cost of gas sold	1,253.3	—	—	1,253.3
Operations and maintenance	544.1	—	(9.8)	534.3
Depreciation and amortization	440.9	(145.5)	—	295.4
Taxes other than income taxes	88.8	—	—	88.8
Utility infrastructure services expenses	2,617.4	(2,617.4)	—	—
Goodwill impairment and loss on sale	71.2	—	—	71.2

Total operating expenses	5,015.7	(2,762.9)	(9.8)	2,243.0

Operating income	418.3	(136.4)	9.8	291.7
Other income and (expenses):
Net interest deductions	(292.3)	97.5	—	(194.8)
Other income (deductions), net	71.3	(0.1)	—	71.2

Total other income and (expenses)	(221.0)	97.4	—	(123.6)

Income before income taxes	197.3	(39.0)	9.8	168.1
Income tax expense	41.8	(14.7)	2.4	29.5

Net income from continuing operations	155.5	(24.3)	7.4	138.6
Net income attributable to noncontrolling interest	4.6	(4.6)	—	—

Net income from continuing operations attributable to Southwest Gas Holdings, Inc.	$150.9	$(19.7)	$7.4	138.6

Earnings from continuing operations per share attributable to Southwest Gas Holdings, Inc.:
Basic	$2.13			$1.96

Diluted	$2.13			$1.95

Weighted average shares:
Basic	70.8			70.8
Diluted	71.0			71.0

See accompanying notes to the unaudited pro forma condensed consolidated financial statements

SOUTHWEST GAS HOLDINGS, INC.

Unaudited Pro Forma Condensed Consolidated Statement of Income

For the year ended December 31, 2022

(in millions, except per share amounts)

	Historical Southwest Gas Holdings, Inc.	Pro Forma Adjustments (Note 2)		Pro Forma Southwest Gas Holdings, Inc.
		Historical Centuri	Adjustments
Operating revenues:
Regulated operations revenues	$2,199.7	$—	$—	$2,199.7
Utility infrastructure services revenues	2,760.3	(2,760.3)	—	—

Total operating revenues	4,960.0	(2,760.3)	—	2,199.7
Operating expenses:
Net cost of gas sold	799.1	—	—	799.1
Operations and maintenance	636.8	—	1.6	638.4
Depreciation and amortization	470.5	(155.4)	—	315.1
Taxes other than income taxes	93.4	—	—	93.3
Utility infrastructure services expenses	2,529.3	(2,529.3)	—	—
Goodwill impairment and loss on sale	455.4	—	—	455.4

Total operating expenses	4,984.5	(2,684.7)	1.6	2,301.3

Operating (loss) income	(24.5)	(75.6)	(1.6)	(101.6)
Other income and (expenses):
Net interest deductions	(242.8)	61.4	—	(181.4)
Other income (deductions), net	(6.2)	0.9	—	(5.3)

Total other income and (expenses)	(249.0)	62.3	—	(186.7)

(Loss) income before income taxes	(273.5)	(13.3)	(1.6)	(288.3)
Income tax (benefit) expense	(75.7)	(5.7)	(0.4)	(81.8)

Net (loss) income from continuing operations	(197.8)	(7.6)	(1.2)	(206.5)
Net (loss) income attributable to noncontrolling interest	5.6	(5.6)	—	—

Net (loss) income from continuing operations attributable to Southwest Gas Holdings, Inc.	$(203.4)	$(2.0)	$(1.2)	(206.5)

(Loss) earnings from continuing operations per share attributable to Southwest Gas Holdings, Inc.:
Basic	$(3.10)			(3.15)

Diluted	$(3.10)			(3.15)

Weighted average shares:
Basic	65.6			65.6
Diluted	65.6			65.6

See accompanying notes to the unaudited pro forma condensed consolidated financial statements

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Note 1: Basis of Presentation

On the Closing Date, the Company completed the sale of approximately 18.8 million shares of Centuri Common Stock in the Transactions and received net proceeds of approximately $353.9 million, after deducting underwriting discounts and estimated offering expenses. As a result of the Transactions, the Company no longer owns a controlling financial interest in Centuri. Accordingly, the Company’s remaining ownership of approximately 30.9% of Centuri Common Stock will be accounted for as an equity method investment.

The disposition of Centuri meets the criteria for presentation as a discontinued operation under accounting principles generally accepted in the United States of America. Beginning in the third quarter ending September 30, 2025, Centuri’s historical and subsequent financial results will be reported as discontinued operations in the Company’s consolidated financial statements. Additionally, the Company’s remaining equity method investment in Centuri will be classified as held-for-sale.

Note 2: Pro Forma Adjustments

The Historical Centuri amounts reflect the reversal of the historical assets and liabilities and results of operations of Centuri that will no longer be reflected in the Company’s continuing operations financial statements. In addition, the pro forma financial statements also reflect the following adjustments:

Pro Forma Balance Sheet

•	$509.4 million represents our historical book basis in Centuri that was previously eliminated in consolidation.

•	$24.2 million reflects a step up to fair value of our remaining interest in Centuri offset by our sale of ownership interest in Centuri.

•	The two items described above result in Centuri being presented at fair value as an equity investment.

Pro Forma Income Statements

•	$45.0 million primarily related to outside basis recognized due to the tax deconsolidation of Centuri during the second quarter of 2025.

•

$1.8 million, $8.2 million and $11.1 million of separation-related costs primarily to advisory, legal, accounting, which were incurred and are included in the Company’s historical statements of income for the six months ended June 30, 2025 and the years ended December 31, 2024 and 2023, respectively. Partially offset by the reversal of cost allocations of $0.4 million, $1.3 million, and $1.6 million in the Company’s historical statements of income for the years ended December 31, 2024, 2023 and 2022, respectively.

The unaudited pro forma condensed consolidated financial statements reflect the following tax adjustments, which were determined using a statutory tax rate of 24% and may differ from the Company’s actual presentation of its continuing operations after the Deconsolidation:

•	The contribution of certain deferred tax assets to Centuri in accordance with the Tax Assets Agreement,

•	The establishment of a deferred tax liability related to the book and tax basis difference in the Company’s retained interest in Centuri and

•	The pro forma income tax impact of the Transactions and Deconsolidation adjustments.

The Transactions and related Deconsolidation result in a pro forma one-time gain to Southwest Gas Holdings calculated as follows (in millions):

Fair value of the retained investment in Centuri	$533.6
Net proceeds received from the Transactions	353.9
Carrying value of noncontrolling interest attributable to Centuri prior to Deconsolidation (a)	448.8
Less: Carrying value of Centuri net assets prior to Deconsolidation	(958.2)

Pro forma pre-tax net gain	378.1
Estimated pro forma income tax expense	90.7

Estimated pro forma net gain	$287.4

(a)	Includes Centuri’s historical redeemable noncontrolling interest.

This estimated gain will be reflected in discontinued operations in the Company’s consolidated statements of income beginning in the third quarter ending September 30, 2025 and has not been reflected on the unaudited pro forma condensed consolidated statements of income. The amount of the actual gain will be calculated based on the net proceeds received from the Transactions and the Company’s carrying value in Centuri on the Closing Date and therefore could differ from the pro forma estimate.

The actual gain recognized upon Deconsolidation as well as changes in the fair value of the Company’s investment in Centuri will be reflected in discontinued operations because such amounts do not have a continuing impact on the Company’s consolidated results.